Independent Auditors' Report


To the Partners
Campbell Terrace Associates
Chicago, Illinois

We have audited the accompanying balance sheets of Campbell Terrace Associates (a Limited Partnership) (IHDA Development No. ML-178) as of December 31, 2003 and 2002, and the related statements of partners' equity, income and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Campbell Terrace Associates as of December 31, 2003 and 2002, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, we have also issued a report dated January 20, 2004 on our consideration of Campbell Terrace Associates' internal control and reports dated January 20, 2004 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental material shown on Pages 20 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Campbell Terrace Associates. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




                                 /s/ BDO Seidman LLP
                             Certified Public Accountants



Chicago, Illinois
January 20, 2004

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]



                          INDEPENDENT AUDITORS' REPORT

To the Partners
Chippewa County Housing Partners
Middleton, Wisconsin

We have audited the accompanying balance sheets of Chippewa County Housing Partners as of December 31, 2004 and 2003, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chippewa County Housing Partners as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 14, 2005, on our consideration of the partnership's internal control, and reports dated January 14, 2005, on its compliance with specific requirements applicable to the nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                    [GRAPHIC OMITTED][GRAPHIC OMITTED]

Madison, Wisconsin
January 14, 2005

Suby, Von Haden & Associates, S.C.
CERTIFIED PUBLIC ACCUNTANTS



                           INDEPENDENT AUDITORS REPORT


To the Partners
Galesburg Housing Partners
(A Wisconsin General Partnership)
Madison, Wisconsin

We have audited the accompanying balance sheets of HUD Project No. IL06-8023-001 of Galesburg Housing Partners (A Wisconsin General Partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Galesburg Housing Partners as of December 31, 2004 and 2003, and the results of its operations, changes in partners' equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.




                                      --1--



     1221 John Q. Hammons Drive * P.O. Box 44966, Madison, WI 53744-4966 *
                 608-831-8181 * Fax: 608-831-4243 * www.sva.com

In accordance with Government Auditing Standards, we have also issued our reports dated January 13, 2005, on our consideration of Galesburg Housing Partners' internal control and on our tests of its compliance with certain provisions of laws, regulations, contacts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.



January 13, 2005


Audit firm: Suby, Von Haden & Associates, S.C.
Lead auditor: Glen C. Weyenberg, CPA
Title: Principal
ID #39-1203191
E-mail: weyenbergg@sva.com

                          Independent Auditors' Report


The Partners
Harborview Apartments Associates
Marlton, New Jersey

     We have audited the accompanying balance sheets of Harborview Apartments Associates (A Limited Partnership), HUD Project No. 056--35019-LD, as of December 31. 2004 and 2003, and the related statements of income Loss), changes in Partners capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnerships management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our Opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, he financial position of Harborview Apartments Associates (A Limited Partnership), HUD Project No. 056-35019-LD, as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements, Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Page Two
The Partners
Harborview Apartments Associates



     In accordance the Government Auditing Standards, we have also issued reports dated January 12, 2005 on our consideration of Harborview Apartments Associates' (A Limited Partnership), HUD Project No. 056-35019-LO, internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


/s/ ASHER & COMPANY, Ltd.


Philadelphia, Pennsylvania
January 12, 2005

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Jewish Federation Apartments
   Associates Limited Partnership

     We have audited the accompanying balance sheets of Jewish Federation Apartments Associates Limited Partnership as of December 31, 2004 and 2003, and the related statements of profit and loss, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jewish Federation Apartments Associates Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, the changes in partners' equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.




Bethesda, Maryland
March 3, 2005

                          INDEPENDENT AUDITORS' REPORT


To the Partners of
Pilgrim Tower North Associates


     We have audited the accompanying balance sheet of Pilgrim Tower North Associates (a California Limited Partnership) (Project No. 122-44601) as of December 31, 2004, and the related statements of changes in partners' equity, operations and cash flows for the year then ended. These financial statements are the responsibility of Pilgrim Tower North Associates' management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilgrim Tower North Associates as of December 31, 2004, and the results of its operations, its cash flows and its changes in partners' equity for the year then ended in conformity with accounting principles generally accepted in the United States of America.

     In accordance with Government Auditing Standards, we have also issued reports dated January 25, 2005 on our consideration of Pilgrim Tower North Associates' internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.




                                            Ziner, Kennedy & Lehan LLP



January 25, 2005
Boston, Massachusetts

                          INDEPENDENT AUDITORS' REPORT


To the Partners of
Pilgrim Tower North Associates


     We have audited the accompanying balance sheet of Pilgrim Tower North Associates (a California Limited Partnership) (Project No. 122-44601) as of December 31, 2003, and the related statements of changes in partners' equity, operations and cash flows for the year then ended. These financial statements are the responsibility of Pilgrim Tower North Associates' management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilgrim Tower North Associates as of December 31, 2003, and the results of its operations, its cash flows and its changes in partners' equity for the year then ended in conformity with accounting principles generally accepted in the United States of America.

     In accordance with Government Auditing Standards, we have also issued reports dated January 21, 2004, on our consideration of the Partnership's internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.






                                                  Ziner, Kennedy & Lehan LLP

January 21, 2004
Boston, Massachusetts

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


                          INDEPENDENT AUDITORS' REPORT


To the Partners
Riverview Manor Company Limited Partnership
Middleton, Wisconsin

We have audited the accompanying balance sheets of Riverview Manor Company Limited Partnership as of December 31, 2004 and 2003, and the related statements of income and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Riverview Manor Company Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 14, 2005, on our consideration of the partnership's internal control, and reports dated January 14, 2005, on its compliance with specific requirements applicable to the nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                    [GRAPHIC OMITTED][GRAPHIC OMITTED]

Madison, Wisconsin
January 14, 2005

                          INDEPENDENT AUDITORS' REPORT

To the Partners

SOUTHWEST DEVELOPMENT COMPANY

We have audited the accompanying balance sheets of Southwest Development Company- IHDA Project No. ML-21 as of December 31, 2004 and 2003, and the related statements of operations, changes in partners' capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southwest Development Company-IHDA Project No. ML-21 as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 24, 2005, on our consideration of the Partnership's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grants, agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

/s/ Mayer Hoffman McCann P.C.

Chicago, Illinois
January 24, 2005

                          INDEPENDENT AUDITORS' REPORT


To the Partners

THORNWOOD HOUSE ASSOCIATES

We have audited the balance sheets of Thornwood House Associates - IHDA Project No. ML-56 as of December 31, 2004 and 2003, and the related statements of operations, changes in partners' capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Thornwood House Associates - IHDA Project No. ML-56 as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments, and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued reports dated January 18, 2005, on our consideration of the Partnership's internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.


/s/ Mayer Hoffman McCann P.C.

Chicago, Illinois
January 18, 2005

[GRAPHIC OMITTED][GRAPHIC OMITTED]


                          INDEPENDENT AUDITORS' REPORT



To the Partners                                                February 9, 2005
Tradewinds West Limited Dividend Housing Association
  Limited Partnership
Traverse City, Michigan

     We have audited the accompanying balance sheets of Tradewinds West Limited Dividend Housing Association Limited Partnership, HUD Project No. 047-44021-NP-SUP-8, as of December 31, 2004 and 2003, and the related statements of income, changes in partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tradewinds West Limited Dividend Housing Association Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

     In accordance with Government Auditing Standards, we have also issued reports dated February 9, 2005, on our consideration of the partnership's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of those reports are to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide and opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in assessing the results of our audit.


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]